Foreign Subcustodians:


Raiffeisen Bank sh.a.
Blv. "Bajram Curri" ETC - Kati 14
Tirana, Albania
BIC: SGSBALTXXXX

Citibank N.A.
Securities Services Unit
Bartolome Mitre 530 (C1036AAJ)
1036 Buenos Aires, Argentina
BIC: CITIUS33ARR**

Hongkong and Shanghai
Banking Corporation Ltd.
HSBC Custody and Clearing
Level 13, 580 George St.
Sydney, NSW 2000, Australia
BIC: HKBAAU2SSYD

UniCredit Bank Austria AG
Custody Department/Dept.
8398-TZ
Julius Tandler-Platz 3
A-1090 Vienna, Austria
BIC: BKAUATWWXXX

Deutsche Bank AG
Investor Services Alfred-Herrhausen-Allee
16-24D-65760 Eschborn, Germany
BIC: DEUTDEFFCUS

HSBC Bank Middle East,
Custody and Clearing Dept.
1st Floor, Bldg # 2505
Road # 2832, Al Seef 428,
Kingdom of Bahrain
BIC: BBMEBHBXXXX

Standard Chartered Bank
Silver Tower, Level 7
52 South Gulshan Commercial Area
Gulshan 1, Dhaka 1212
Bangladesh
BIC: SCBLBDDXXXX

Deutsche Bank AG,
Netherlands (operating through
the Amsterdam branch with
support from its Brussels branch)
Investor Services De Entrees 99-197
1101 HE Amsterdam, The Netherlands
BIC: DEUTNL2AXXX

Standard Chartered Bank
Cote d'Ivoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote d'Ivoire
BIC: SCBLCIABSSU


HSBC Bank Bermuda Limited
6 Front Street
Hamilton HM06, Bermuda
Attn: Daily Contact
BIC: BBDABMHMXXX




UniCredit Bank d.d.
Zelenih beretki 24
71 000 Sarajevo, Bosnia
BIC: UNCRBA22XXX

Standard Chartered Bank
Botswana Limited
4th Floor, Standard Chartered House
Queens Road
The Mall
Gaborone, Botswana
BIC: SCHBBWGXXXX

Citibank N.A. -
Sao Paulo Branch
AV Paulista, 1111
Sao Paulo, SP 01311-920
Brazil
BIC CITIUS33BRR**


Citibank Europe plc, Bulgaria
Branch
Serdika Offices, 10th floor,
48 Sitnyakovo Blvd.
Sofia 1505, Bulgaria
BIC: CITIBGSFXXX

UniCredit Bulbank AD
7 Sveta Nedelya Square
1000 Sofia, Bulgaria
BIC: UNCRBGSFXXX

Standard Chartered Bank
Cote d'Ivoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote d'Ivoire
BIC: SCBLCIABSSU

RBC Investor Services
Securities Cage
155 Wellington Street West, 2nd
Floor
Toronto, ON Canada M5V 3L3
Ref a/c: 1200292XXXXX
BIC: ROYCCAT2XXX

State Street Trust Company
Canada
30 Adelaide Street East
Suite 800
Toronto, Ontario, Canada
M5C 3G6
BIC: SBOSCATXXXX

Itau CorpBanca S.A.
Presidente Riesco Street #5537,
18th Floor, Las Condes
Santiago de Chile
BIC: ITAUCLRM


HSBC Bank (China)
Company Limited
33rd Floor, HSBC Building,
Shanghai IFC
8 Century Avenue
Pudong, Shanghai,
China (200120)
Attn: Manager, Custody
and Clearing Department
BIC: HSBCCNSHXX


China Construction Bank
No. 1 Naoshikou Street
Chang An Xing Rong Plaza
Beijing 100032-33 China
BIC: PCBCCNBJGIS

HSBC Bank (China)
Company Limited
33rd Floor, HSBC Building,
Shanghai IFC
8 Century Avenue
Pudong, Shanghai, China
(200120)
Attn: Manager, Custody
and Clearing Department
BIC: HSBCCNSHXXX


Standard Chartered Bank
(Hong Kong) Limited
15th Floor Standard Chartered
Tower
388 Kwun Tong Road
Kwun Tong, Hong Kong
Attn: Client Service Manager
Custody & Clearing Services
BIC: SCBLHKHHXXX

The Hongkong and
Shanghai Banking
Corporation Limited
Level 30,
HSBC Main Building
1 Queen's Road
Central, Hong Kong
BIC: HSBCHKHHSEC

Citibank N.A.
39/F., Champion Tower
Three Garden Road
Central, Hong Kong
BIC: CITIHKHXXXX

Standard Chartered Bank (Hong Kong) Limited
15th Floor Standard Chartered Tower
388 Kwun Tong Road Kwun Tong,
Hong Kong Attn:
Client Service Manager
Custody & Clearing Services
BIC: SCBLHKHHXXX

E/D: Clearstream
Banking SA
The Square
42, Avenue JF Kennedy
L-1855 Luxembourg
Luxembourg
BIC: CEDELULLXXX

Cititrust Colombia, S.A.
Sociedad Fiduciaria
Carrera 9A No 99-02
Bogota DC, Colombia
BIC: CITIUS33COR**

Privredna banka Zagreb dd
Custody Department
Radnicka cesta 50 10000
Zagreb, Croatia
BIC: PBZGHR2XXXX

Zagrebacka banka d.d.
Savska 60
10000 Zagreb, Croatia
BIC: ZABAHR2XXXX

BNP Paribas Securities Services,
S.C.A., Athens
(operating remotely to service the Cyprus market)
2 Lampsakou Street
115 28 Athens, Greece
BIC: PARBGRAXXXX

Ceskoslovenska Obchodni
Banka A.S.
Radlick 333/150, 150 57
Prague 5, Czech Republic
BIC: CEKOCZPPXXX

UniCredit Bank Czech
Republic and Slovakia, a.s.
Global Securities Services
Global Transaction Banking
BB Centrum - FILADELFIE
Zeletavska 1525/1
140 92 Praha 4 - Michle
Czech Republic
BIC: BACXCZPPXXXX

Skandinaviska Enskilda
Banken AB (SEB)
Bernstorffsgade 50,
1577 Copenhagen, Denmark
BIC: ESSEDKKKXXX

Nordea Danmark,
Filial af Nordea Bank AB (publ),
Sverige Strandgade 3
0900 Copenhagen C Denmark
BIC: NDEADKKKXXX


HSBC Bank Egypt S.A.E
6th Floor
306 Corniche El Nil,
Maadi Cairo, Egypt
Attn: Custody Services
BIC: EBBKEGCXXXX

AS SEB Pank
Custody Services
Tornimae 2, 15010 Tallinn,
Estonia
BIC: EEUHEE2XXXX

E/D: Euroclear Bank
1 Boulevard du Roi Albert II
B-1210 Brussels
Belgium
BIC: MGTCBEBEXXX

Skandinaviska Enskilda
Banken AB (Publ) (SEB)
Securities Services
Box 630 SF-00101 Helsinki, Finland
BIC: ESSEFIHXXXX

Nordea Bank AB (publ),
Finnish Branch Satamaradankatu 5
00500 Helsinki Finland
BIC: NDEAFIHHXXX

Deutsche Bank AG, Netherlands
(operating through the Amsterdam branch with support from its Paris branch)
Investor Services De Entrees 99-197 1101 HE Amsterdam,
The Netherlands
BIC: DEUTNL2AXXX

JSC Bank of Georgia
29a Gagarini Str.
Tbilisi 0160, Georgia
BIC: BAGAGE22CUS

 Deutsche Bank AG, Investor Services Alfred-Herrhausen-Allee 16-24 D-65760 Eschborn, Germany BIC: DEUTDEFFCUS

State Street Bank International GmbH:
E/D: Clearstream Banking AG, Frankfurt
All State Street Bank International GmbH client accounts
Ref: Clearstream Banking AG, Frankfurt
95R:: DEAG/REAG please use CBF participant account # or 95P:: DEAG/REAG with BIC11 (BIC11 composed of SBOSDEMX and the last three digits of the respective CBF participant account #)
Optional: 95P:: BUYR/SELL with the State Street BIC:
SBOSDEMXCST

Standard Chartered Bank Ghana Limited
P.O. Box 768
1st Floor,
High Street Building
Accra, Ghana
BIC: SCBLGHACXXX


BNP Paribas Securities Services,
S.C.A., 2 Lampsakou Street
115 28, Athens, Greece
BIC: PARBGRAXXXX

Standard Chartered Bank
Cote d'Ivoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote d'Ivoire
BIC: SCBLCIABSSU


Standard Chartered Bank
(Hong Kong) Limited
15th Floor Standard
Chartered Tower
388 Kwun Tong Road
Kwun Tong, Hong Kong
Attn: Client Service
Manager Custody &
Clearing Services
BIC: SCBLHKHHXXX

UniCredit Bank Hungary Zrt.
6th Floor, Szabadsag ter 5-6
H-1054 Budapest, Hungary
BIC: BACXHUHBXXX

Citibank Europe
plc, Hungarian
Branch
7 Szabadsgtr
Bank Center
Budapest, H-1051
Hungary
BIC:
CITIHUHXXXX

Landsbankinn hf.
Austurstrti 11
155 Reykjavik, Iceland
BIC: NBIIISREXXX

The Hongkong and
Shanghai Banking
Corporation Limited
11F, Building 3, NESCO -
IT Park, NESCO
Complex, Western
Express Highway,
Goregaon (East), Mumbai
400063, India
BIC: HSBCINBBXXX

Deutsche Bank AG
Investor Services Block B1, 4th Floor,
Nirlon Knowledge Park Off
Western Express Highway Goregaon (E)
Mumbai 400 063, India
BIC: DEUTINBBXXX

Deutsche Bank A.G.
Deutsche Bank Building,
4th Floor Jl. Imam Bonjol,
No. 80 Jakarta 10310, Indonesia
Attn: Investor Services
BIC: DEUTIDJAXXX

State Street Bank and Trust Company
525 Ferry Rd.
Edinburgh, Scotland,
EH5 2AW
BIC: SSLLGB2XGBL


Bank Hapoalim B.M.
50 Rothschild Boulevard
Tel Aviv, Israel 61000
BIC: POALILITCBS

Deutsche Bank S.p.A.
Investor Services Via Turati
27 - 3rd Floor 20121 Milan Italy
BIC: DEUTITMMXXX

Intesa Sanpaolo (ISP) Financial Institutions - Transactions Services Piazza della Scala, 6 20121 Milan, Italy,BIC : BCITITM1T33

Standard Chartered Bank
Cote d'Ivoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote d'Ivoire
BIC: SCBLCIABSSU

Scotia Investments
Jamaica Limited *
7 Holborn Road
Kingston 10, Jamaica,
W.I.
TELEX: 3812297

The Hongkong and Shanghai
Banking Corporation, Japan
branch (HSBC)
HSBC Building
11-1 Nihonbashi 3-chome,
Chuo-ku
Tokyo 1030027 Japan
BIC: HSBCJPJTXXX

Mizuho Bank, Ltd.
Shinagawa Intercity Tower A 2-15-1,
Konan, Minato-ku,
Tokyo, Japan, 108-6009
BIC: MHCBJPJ2XXX

Standard Chartered Bank
Shmeissani Branch
Al-Thaqafa Street,
Building # 2
P.O.Box 926190
Amman 11110,
Jordan
BIC: SCBLJOAXXXX

JSC Citibank
Kazakhstan
Park Palace,
Building A, 41
Kazibek Bi street,
Almaty, A250A1,
Kazakhstan
BIC:CITIKZKAXXX


Standard Chartered Bank
Kenya Limited
Custody Services
Standard Chartered @ Chiromo,
Level 5
48 Westlands Road
P.O. Box 40984-00100 GPO
Nairobi, Kenya
BIC: SCBLKENXXXX

Hongkong and Shanghai
Banking Corporation Limited
5F HSBC Building #37,
Chilpae-ro, Jung-gu, Seoul,
Korea 04511
BIC: HSBCKRSEXXX

Deutsche Bank AG
Investor Services 18th Floor,
Young-Poong Bldg.,
41 Cheonggyecheon-ro Jongro-ku,
Seoul, Korea 03188
BIC: DEUTKRSEXXX

HSBC Bank
Middle East Limited Kuwait City,
Sharq Area Abdulaziz Sager St,
Al Hamra Tower,
37F P. O. Box 1683,
Safat 13017, Kuwait
BIC: HBMEKWKWXXX

AS SEB Banka
Unicentrs, Valdlauci
LV-1076 Kekavas pag.,
Rigas raj., Latvia
BIC: UNLALV2XXXX

SEB Bankas
Gedimino av. 12
LT 2600 Vilnius, Lithuania
Attn: Securities Accounting and Custody
BIC: CBVILT2XXXX

E/D: Clearstream Banking
SA
The Square
42, Avenue JF Kennedy
L-1855 Luxembourg
Luxembourg
BIC: CEDELULLXXX

Euroclear Bank
1 Boulevard du Roi Albert II
B-1210 Brussels
Belgium
BIC: MGTCBEBEXXX

Standard Bank Limited
Kaomba Centre
Corner Victoria Avenue & Sir
Glyn Jones Road
Blantyre, Malawi
BIC: SBICMWMXXXX

Standard Chartered Bank
Malaysia Berhad
Menara Standard Chartered
30 Jalan Sultan Ismail
50250 Kuala Lumpur,
Malaysia
BIC: SCBLMYKXXXX

Deutsche Bank (Malaysia)
Berhad Investor Services Level 20,
Menara IMC 8 Jalan Sultan Ismail
50250 Kuala Lumpur, Malaysia
BIC: DEUTMYKLXXX

Standard Chartered Bank
Cote d'Ivoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote d'Ivoire
BIC: SCBLCIABSSU

Hongkong and Shanghai Banking Corp. Ltd.
6th Floor HSBC Centre,
18 Cybercity, Ebene, Mauritius
Attn: Securities Services
BIC: HSBCMUMUOBU

Banco Nacional de Mexico
S.A. (Banamex)
Global Securities Services, 3er
piso, Torre Norte
Act. Roberto Medellin No. 800
Col. Santa Fe, Mexico, D.F.
01210
BIC: CITIUS33MER**

Citibank Maghreb
Znith Millnium Immeuble1,
Sidi Marouf - B.P. 40
Casablanca 20190
Morocco
BIC: CITIMAMCXXX

Standard Bank Namibia
Standard Bank Center
Corner Werner List St. and
Post Street Mall, 2nd Floor
Windhoek, Namibia
BIC: SBNMNANXXXX

Deutsche Bank AG,
Netherlands Investor Services
De Entrees 99-197 1101 HE Amsterdam,
The Netherlands
BIC: DEUTNL2AXXX

The Hongkong and Shanghai
Banking Corporation Ltd.
HSBC House
Level 7, 1 Queen St.
Auckland 1010, New Zealand
BIC: HSBCNZ2AXXX

Standard Chartered Bank
Cote d'Ivoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote d'Ivoire
BIC: SCBLCIABSSU

Stanbic IBTC Bank Plc.
Plot 1712
Idejo St.
Victoria Island
Lagos, Nigeria 101007
Attn: Custody Services Department
BIC: SBICNGLXXXX

Skandinaviska Enskilda Banken
Securities Services P.O. Box 1843
Vika Filipstad Brygge 1 N-0123 Oslo,
Norway
BIC: ESSENOKXXXX

Nordea Bank AB (publ),
filial i Norge Essendropsgate 7
0368 Oslo Norway
BIC: NDEANOKKXXX

HSBC Bank Oman S.A.O.G.
HSBC Securities Services
2nd Floor Al Khuwair
PO Box 1727 PC 111
Seeb,
Sultanate of Oman
BIC: BBMEOMRXXXX

Deutsche Bank  A.G.
Unicentre - Unitowers
I.I. Chundrigar Road
P.O. Box 4925
Karachi - 74000, Pakistan
Attn: Investor Services
BIC: DEUTPKKAXXX

Citibank, N.A.
Boulevard Punta Pacifica
Torre de las Americas
Apartado
Panama City, Panama
0834-00555
BIC: CITIPAPASFE

Citibank del Peru S.A.
Canaval y Moreyra 480
3rd Floor, San Isidro
Lima 27, Peru
BIC: CITIUS33LIM**

Deutsche Bank AG,
Investor Services
Tower One, Ayala Triangle,
1226 Makati City, Philippines
BIC: DEUTPHMMXXX

Bank Handlowy w
Warszawie S.A. ul
Senatorska 16 00-293 Warsaw,
Poland
Attn: Custody Department
BIC: CITIPLPXXXX

Bank Polska Kasa
Opieki S.A. 31 Zwirki I Wigury Street
02-091, Warsaw, Poland
BIC: PKOPPLPWXXX

Deutsche Bank AG, Netherlands
(operating through the Amsterdam branch
with support from its Lisbon branch)
Investor Services De Entrees 99-197 1101
HE Amsterdam, The Netherlands
BIC: DEUTNL2AXXX

HSBC Bank
Middle East Limited
2 Fl Ali Bin Ali Tower
Building no.: 150
Airport Road
Doha, Qatar
BIC: BBMEQAQXXXX

Citibank Europe plc, Dublin -
Romania Branch
8, Iancu de Hunedoara
Boulevard
712042, Sector 1
Bucharest, Romania
BIC: CITIROBUXXX

AO Citibank
8-10 Gasheka Street, Building 1
Moscow 125047
Russian Federation
BIC: CITIRUMXXX

HSBC Saudi Arabia
7267 Olaya - Al Murooj Riyadh 12283-2255
Kingdom of Saudi Arabia
BIC: SABBSARIXXX

Standard Chartered Bank
Cote d'Ivoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote d'Ivoire
BIC: SCBLCIABSSU

Unicredit Bank Serbia
JSC Rajiceva 27-29
11000 Belgrade Serbia
BIC: BACXRSBGXXX

United Overseas Bank Limited (UOB)
156 Cecil Street FEB
Building #08-03 Singapore 069544
BIC: UOVBSGSGXXX

Citibank, N.A. Citigroup Global Transaction Services Regional Services Center Citi Singapore Campus (CSC), 3 Changi Business Park Crescent, #07-00, Singapore 486026
BIC: CITISGSGXXX

UniCredit Bank Czech Republic and Slovakia, a.s. Custody Department Sancov 1/A 813 33 Bratislava, Slovak Republic
BIC: UNCRSKBXXXX

UniCredit Banka Slovenija d.d. Smartinska 140 SI-1000 Ljubljana
Slovenia
BIC: BACXSI22XXX

Standard Bank of South Africa Limited 3rd Floor,
25 Pixley Ka Isaka Seme Street
Johannesburg 2001
Republic of South Africa
BIC: SBZAZAJJXXX

Deutsche Bank SAE Investor Services Calle de Rosario Pino 14-16,
Planta 1 28020 Madrid, Spain
BIC: DEUTESBBXXX

The Hongkong and Shanghai
Banking Corporation Limited
24, Sir Baron
Jayatilake Mawatha
Colombo 01, Sri Lanka
BIC: HSBCLKLXXXX

UniCredit Bank d.d.
Zelenih beretki 24
71 000 Sarajevo, Bosnia
BIC: UNCRBA22XXX

Standard Bank Swaziland Limited
Standard House, Swazi Plaza
Mbabane, Swaziland H101
BIC: SBICSZMXXXX

Skandinaviska Enskilda
Banken Sergels Torg 2
SE-106 40 Stockholm,
Sweden
BIC: ESSESESSXXX

Nordea Bank AB (publ) Smlandsgatan 17 105 71 Stockholm Sweden
BIC: NDEASESSXXX

UBS Switzerland AG
Max-Hgger Strasse 80-82
CH-8048 Zurich,
Switzerland
BIC: UBSWCHZH80A

Credit Suisse (Switzerland) Ltd. Uetlibergstrasse 231 8070 Zurich,
Switzerland
BIC: CRESCHZZ80A

Credit Suisse (Switzerland) Ltd. Uetlibergstrasse 231 8070 Zurich,
Switzerland
BIC: CRESCHZZ80A

Standard Chartered Bank (Taiwan) Limited 168 Tun Hwa North Road
Taipei 105, Taiwan R.O.C.
BIC: SCBLTWTPXXX

Standard Chartered Bank
Tanzania Limited
1st Floor International House
Corner of Shaaban Robert
Street and Garden Avenue
PO Box 9011
Dar es Salaam, Tanzania
BIC: SCBLTZTXXXX

Standard Chartered Bank (Thai) Public Company Limited Sathorn
Nakorn
Tower - 14th Floor, Zone B 90 North Sathorn Road Silom,
Bangkok 10500, Thailand
Attn: Custodial Services Department
BIC: SCBLTHBXXXX

Standard Chartered Bank
Cote d'Ivoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote d'Ivoire
BIC: SCBLCIABSSU


Union Internationale de
Banques (UIB)
65 Avenue Bourguiba
1000 Tunis, Tunisia
BIC: UIBKTNTTXXX


Citibank, A.S.
Tekfen Tower,
Eski Buyukdere Caddesi 209
Kat 3
34394 Levent
Istanbul, Turkey
BIC: CITITRIXXXX

Deutsche Bank, A.S. Eski Buyukdere Caddesi Tekfen Tower No.
209 Kat: 17 4. Levent 34394 Istanbul, Turkey
BIC: DEUTTRISCUS

Standard Chartered Bank
Uganda Limited
5 Speke Road
P.O. Box 7111
Kampala, Uganda
BIC: SCBLUGKAXXX

PJSC Citibank
16-g Dilova St. Kyiv 03150,
Ukraine
BIC: CITIUAUKXXX

HSBC Bank Middle East Limited
Global Banking and Markets -
HSBC Securities Services
Emaar Square
Level 3, Building No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX

HSBC Bank Middle East Limited
Global Banking and Markets -
HSBC Securities Services
Emaar Square
Level 3, Buliding No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX

HSBC Bank Middle East Limited
Global Banking and Markets -
HSBC Securities Services
Emaar Square
Level 3, Buliding No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX

State Street Bank and
Trust Company
525 Ferry Rd.
Edinburgh, Scotland,
EH5 2AW
BIC: SSLLGB2XGBL

Royal Bank of Scotland, Premier Place 2 & A Half Devonshire Sq.
Liverpool Street London EC2M United Kingdom
BIC: RBOSGB2LXXX


Banco Itau Uruguay S.A.
Zabala 1463
11000 Montevideo, Uruguay
Attn: Oficina de Titulos
BIC: ITAUUYMMXXX

Citibank N.A.
Centro Comercial El Recreo
Torre Norte, Piso 19
Avenida Casanova
Caracas, Venezuela 1050
BIC: CITIUS33VEC**

Hongkong & Shanghai
Banking Corp. Ltd.
Centre Point
106 Nguyen Van Troi Street,
Phu Nhuan District
Ho Chi Minh City, Vietnam
BIC: HSBCVNVXXXX

Standard Chartered Bank
Zambia Plc
Standard Chartered House, Cairo Road
P.O. Box 32238
10101, Lusaka, Zambia
BIC: SCBLZMLXXXX

Stanbic Bank Zimbabwe
Limited
3rd Floor
Stanbic Centre
59 Samora Machel Avenue
Harare, Zimbabwe
BIC: SBICZWHXXXX







1